Exhibit 99.1

May Mobility to Become the First U.S. Publicly Listed Pure-Play Autonomous Ride-Hail Technology Company Through a Business Combination with ACP Holdings Acquisition Corp.

●	The business combination implies a pro forma enterprise value of approximately $1.4 billion for May Mobility

●	Fully committed private investment in public equity (PIPE) of $120 million, including leading institutional investors

●	Commercially proven physical AI: more than 550,000 commercial autonomous rides across 1.1 million miles and three driver-out launches in the United States to date

●	May Mobility’s multi-policy reasoning architecture is designed to enable deployment in new cities without the millions of miles of training data conventional AV systems have required, lowering time to market and capital intensity

●	May Mobility’s asset-light Autonomy-as-a-Service model brings together leading partners from across the ride-hail and mobility value chain

●	May Mobility’s partnerships with Uber, Lyft, Grab and CaoCao position it as the only autonomous vehicle company partnered with four of the world’s leading ride-hailing platforms

●	Grab’s partnership with and investment in May Mobility, announced in 2025, will support the company’s continued expansion efforts

ANN ARBOR, Mich., Sept. 16, 2026 — May Mobility, Inc. (“May Mobility”), a global autonomous vehicle (AV) technology company, and ACP Holdings Acquisition Corp. (Nasdaq: ACGC) (“ACP Holdings”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. The transaction is expected to position May Mobility as the first U.S. publicly listed pure-play autonomous ride-hail technology company. The business combination implies a pro forma enterprise value of approximately $1.4 billion. The transaction is expected to deliver gross proceeds of up to $337 million, subject to redemptions by ACP Holdings’ public stockholders. Upon the closing of the transaction, the combined company is expected to operate as “May Mobility, Inc.” and list on the Nasdaq Stock Market under the ticker symbol “MAY.”

May Mobility is a pioneer of an asset-light, partnership-first approach to deploying physical AI in autonomous ride-hail applications, differentiating itself in an industry traditionally dominated by asset-heavy fleet operators.

Commercially Proven

May Mobility has completed more than 550,000 commercial autonomous rides across 1.1 million miles in the United States and Japan, including three driver-out deployments to date. May Mobility is one of just a handful of companies to have deployed public driver-out routes across multiple sites in the United States. May Mobility currently operates commercially in three U.S. locations, with Lyft in Atlanta and autonomous ride services in Eden Prairie and Grand Rapids, Minnesota, and is targeting to launch commercial operations with Uber in Arlington, Texas, in Q4 2026 or Q1 2027. Additionally, a six-month on-demand AV pilot with NTT Mobility in Nagoya, Japan, launched in September, with additional deployments expected to be announced later this year.

Leading Customers and Partners

May Mobility has created a robust partnership ecosystem in line with its Autonomy-as-a-Service strategy, spanning vehicle manufacturers, ride-hail and fleet owners and operators, including the following:

●	Toyota Motor Corporation is May Mobility’s primary OEM partner, providing autonomy-ready vehicle platforms—the Sienna and the e-Palette.

●	Uber and Lyft have each entered multi-year, multi-city partnerships with May Mobility to deploy autonomous fleets in the United States on their respective ride-hail platforms.

●	Grab, Southeast Asia’s leading superapp, has committed to a multi-year strategic partnership including investment, technology collaboration and commercial expansion into Southeast Asia.

●	NTT, a global telecommunications and technology leader, led May Mobility’s Series D and E financing rounds. As part of that investment, May Mobility licensed its technology to NTT as the exclusive operator of May Mobility-powered fleets in Japan.

●	ECARX is May Mobility’s hardware integration and engineering partner, enabling significant bill-of-materials reductions and mass production.

●	CaoCao, a global ride-hail platform, is partnering with May Mobility to launch AVs in Europe and other international markets. May Mobility will provide the technology, and CaoCao will own and operate the May Mobility-powered autonomous fleets.

May Mobility believes that its partnerships help validate its technology and reduce execution risk.

Asset-Light at Scale

May Mobility’s transition to an Autonomy-as-a-Service model differentiates it from conventional autonomous ride-hail companies. This asset-light model offers ride-hail platforms a proven autonomous technology architecture that navigates diverse driving environments safely and is built to scale efficiently. Fleet operating partners will assume full responsibility for vehicle ownership, depot operations and maintenance costs; May Mobility will deliver the autonomy. May Mobility believes this proprietary approach can reduce capital requirements, expand margins, align with the economics of fleet operators and enable rapid scaling across markets by allowing experienced fleet operators to manage operational complexity. May Mobility receives either fixed fees or per-trip licensing fees from ride-hail partners, with target longer-term gross margins of up to 70%, with target EBIT margins of as much as 30%, a profile more typical of software-as-a-service (SaaS) companies than traditional mobility operators.

Physical AI: Technology That Reasons Through the Real World

Human drivers do not need to experience millions of miles of roads to drive safely. The brain instantly builds a mental model of the world and then reasons through it, and May Mobility’s autonomous driving system (ADS), a form of physical AI, works the same way. Its multi-policy reasoning architecture is a distinct point of differentiation from conventional autonomy stacks that rely on modular or pure end-to-end models. May Mobility’s ADS uses a world model to understand the vehicle’s environment through a distillation of physics, rules of the road and driving culture. The world model runs on-vehicle simulations of up to thousands of possible futures every second, without the need for massive training datasets. May Mobility’s system then evaluates the outcomes of multiple deep-learned and reasoning-based strategies that compete to control the vehicle, rejecting any action that fails to meet safety parameters. Each decision is earned and follows an explicit, scored policy, unlike competitors’ end-to-end approaches, which may not provide any decision-making traceability. As a result, behaviors in the May Mobility system are auditable, a critical property in demonstrating AV safety over the long term. The same reasoning-based approach is designed to enable May Mobility to deploy in new cities without the millions of miles of training data conventional AV systems have required, lowering time to market and capital intensity.

“We started May Mobility because getting around a city shouldn’t cost people their time, their safety or their freedom. Becoming a public company is how we bring that within reach for more people, faster,” said Dr. Edwin Olson, CEO and founder of May Mobility. “By partnering with the best companies in the world, we can give people a smarter way to move through their cities, at a scale none of us could reach alone.”

Andrew Mallozzi, Chairman & CEO of ACP Holdings and Founder of Atlas Credit Partners said, “Our conviction in May Mobility is grounded in the extensive fundamental and operational work our team has done with the company and in what we believe is a differentiated and capital-efficient approach to autonomous mobility. May Mobility has demonstrated meaningful commercial traction, validation of technology and a robust ecosystem of strategic partners, including Uber, Lyft, Grab and CaoCao. We are pleased to support the company’s next phase of growth through this transaction and the fully committed PIPE secured in connection with the business combination.”

Historical Financials

May Mobility generated approximately $10 million in revenue in 2025 with a 27% gross margin, reflecting early commercialization of its ride-hail partnerships. Despite expansion into new markets and the development of frontier autonomous technology, May Mobility’s cash burn in 2025 totaled approximately $93 million, reflecting a disciplined cost structure and capital allocation relative to its peers—as well as benefits accruing from its partnership model. Since inception in 2017, May Mobility has raised approximately $445 million from leading venture investors, strategic corporate partners and financial investors, each validating the company’s technology and market opportunity.

Transaction Details

The transaction values the combined company at an implied pro forma enterprise value of approximately $1.4 billion. The combined company is expected to receive up to $337 million in gross proceeds, comprising:

●	Up to $217 million from ACP Holdings’ trust account, subject to redemptions by ACP Holdings’ public shareholders; and

●	A fully committed PIPE of $120 million with institutional and strategic investors, including an affiliate of Atlas Credit Partners co-anchoring the PIPE.

The boards of directors of both May Mobility and ACP Holdings have each unanimously approved the proposed business combination. The closing of the business combination is expected to occur by year-end, subject to the satisfaction of customary closing conditions, including the approval of shareholders of each of May Mobility and ACP Holdings, and the approval of the listing of the combined company’s shares on Nasdaq.

The gross proceeds are expected to be used for additional R&D and industrialization investments to extend May Mobility’s driver-out operational domain, supply chain investments to reduce bill-of-materials costs, new deployments in the United States and globally to accelerate growth, and general working capital.

Investor Presentation Discussion

The management teams of May Mobility and ACP Holdings will publish an investor presentation discussing the proposed transaction at 8:30 a.m. ET on September 16, 2026. Interested investors may access the presentation by visiting maymobility.com/investors. Presentation materials will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Transaction Advisors

Cantor Fitzgerald & Co. is serving as exclusive financial advisor and lead capital markets advisor to ACP Holdings in connection with the transaction, and as lead PIPE placement agent. O’Melveny & Myers LLP is serving as Cantor Fitzgerald’s legal counsel. DLA Piper LLP (US) is serving as legal advisor to ACP Holdings. Latham & Watkins LLP is serving as legal counsel to May Mobility.

About May Mobility

May Mobility develops autonomous vehicle technology for commercial ride-hail services. Its patented physical AI system runs entirely on-vehicle, integrating deep learning, a dynamic world model and a real-time reasoning engine to navigate through new and complex situations on the road. In partnership with Toyota Motor Corporation, NTT, Lyft, Uber and Grab, May Mobility delivers Autonomy-as-a-Service (AaaS) at commercial scale and has completed more than half a million commercial autonomous rides across deployments in the U.S. and Japan. For more information, visit maymobility.com.

About ACP Holdings Acquisition Corp.

ACP Holdings Acquisition Corp. is a special purpose acquisition company affiliated with Atlas Credit Partners, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Investor Contact

Shadee Sclar

shadee.sclar@maymobility.com

Media Contact

Karsten Kutterer

media@maymobility.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact, including statements about May Mobility’s and ACP Holdings’ beliefs, plans, and expectations, should be considered forward-looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding May Mobility’s future results of operations and financial condition, business strategy, AV technology, systems, research and development costs, regulatory approvals, potential market opportunity, anticipated trends in May Mobility’s business, timing and likelihood of success, as well as plans and objectives of management for future operations, the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for May Mobility to increase in value.

These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing May Mobility’s or ACP Holdings’ views as of any subsequent date, and May Mobility and ACP Holdings do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ACP Holdings’ and May Mobility’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the proposed business combination may not be realized; the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of ACP Holdings’ securities; the amount of redemption requests made by ACP Holdings public shareholders and the failure to satisfy the conditions to the consummation of the proposed business combination, including the failure of ACP Holdings’ shareholders to approve and adopt the proposed business combination; risks related to the scaling of May Mobility’s business and the timing of expected business milestones; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be initiated following announcement of the proposed business combination; the combined company’s continued listing on Nasdaq; the risk that the proposed transaction disrupts current plans and operations of May Mobility as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed business combination; risks associated with changes in applicable laws or regulations applicable to May Mobility’s solutions and services and May Mobility’s international operations; the possibility that the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; the ability of May Mobility or the combined company to raise capital in the future; and other risks and uncertainties that will be detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in ACP Holdings’ filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

ACP Holdings and May Mobility caution that the foregoing list of factors is not exclusive. ACP Holdings and May Mobility caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forward-looking statements are not guarantees of future performance. Neither May Mobility nor ACP Holdings gives any assurance that either May Mobility or ACP Holdings will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by May Mobility or ACP Holdings or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

In connection with the proposed transaction between ACP Holdings and May Mobility, ACP Holdings and May Mobility intend to file with the SEC, as co-registrants, a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of ACP Holdings and a preliminary prospectus relating to the securities to be issued in connection with the proposed transaction (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, ACP Holdings plans to mail a definitive proxy statement/prospectus to all ACP Holdings and May Mobility shareholders as of a record date to be established for voting on the proposed transaction. ACP Holdings will also file other documents regarding the proposed transaction with the SEC. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that May Mobility or ACP Holdings may file with the SEC or send to ACP Holdings’ shareholders in connection with the proposed transaction.

This press release does not contain all of the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. Before making any voting or investment decision, investors and securityholders of ACP Holdings and May Mobility are urged to read the Registration Statement, the Proxy Statement/Prospectus and all other relevant documents filed or to be filed with the SEC in connection with the proposed transaction carefully when they become available because they will contain important information about May Mobility, ACP Holdings, the proposed transaction and related matters. Investors and securityholders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and all other relevant documents filed with the SEC by May Mobility and ACP Holdings through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACP Holdings may be obtained by written request to ACP Holdings at ACP Holdings Acquisition Corp., 3131 Eastside Street, Houston, Texas 77098, and the documents filed by May Mobility may be obtained by written request to May Mobility at 650 Avis Drive, Suite 100, Ann Arbor, Michigan 48108.

Participants in the Solicitation

ACP Holdings, May Mobility and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from ACP Holdings’ shareholders in connection with the proposed transaction. Information about ACP Holdings’ directors and executive officers and their ownership of ACP Holdings’ securities is set forth in ACP Holdings’ filings with the SEC. A list of the names of May Mobility’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the Proxy Statement/Prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed transaction when available. Investors and securityholders should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ACP Holdings, May Mobility or the combined company resulting from the proposed transaction, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Distribution of this press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

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